SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                        ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                       DIAMOND HILL INVESTMENT GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:.......

     (2)  Aggregate number of securities to which transaction applies:..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):............

     (4)  Proposed maximum aggregate value of transaction:......................

     (5)  Total fee paid:.......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:...............................................
     (2)  Form, Schedule or Registration Statement No.:.........................
     (3)  Filing Party:.........................................................
     (4)  Date Filed:...........................................................

                                  ^
                                  Diamond Hill
                                  ============
                             Investment Group, Inc.

                                 April 12, 2004

Dear Shareholders:

     We cordially invite you to attend the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") to be held at the Company's office located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Thursday, May 13, 2004, at 3:00 p.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any appropriate questions you may have. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

Sincerely,

/s/ Ric

R. H. Dillon President & CEO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 13, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") will be held at the Company's office located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Thursday, May 13, 2004, at 3:00 p.m. to consider and act upon the following matters:

     1.   To elect seven directors to serve on the Board of Directors

     2. To approve the terms and conditions upon which the Board of Directors may grant certain types of equity compensation to Company employees; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on March 22, 2004, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof. A complete list of shareholders of the Company entitled to vote at the Annual Meeting will be available for examination for purposes germane to the Annual Meeting by any shareholder, during the ten days prior to the Annual Meeting, at the Company's office. You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors of the Company and to mail it promptly in the enclosed envelope, or you may vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend, and vote at, the Annual Meeting in person or if you revoke the proxy prior to the Annual Meeting.


                                    By order of the Board of Directors
                                    /s/ James F. Laird
                                    James F. Laird
                                    Secretary

Columbus, Ohio
April 12, 2004

  THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY THE EXPENSE OF FURTHER
   REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM. AN ADDRESSED ENVELOPE IS
                    ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE
           IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       DIAMOND HILL INVESTMENT GROUP, INC.
                           TO BE HELD ON MAY 13, 2004

     This Proxy Statement is furnished to the shareholders of Diamond Hill Investment Group, Inc., an Ohio corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on May 13, 2004, and any adjournment thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of the Proxy Statement will commence on April 12, 2004. Only shareholders of record at the close of business on March 22, 2004, the record date for the Annual Meeting (the "Record Date"), will be entitled to vote at the Annual Meeting.

     The purposes of this Annual Meeting are (1) to elect seven directors to serve on the Board of Directors for a one year term; (2) to approve the terms and conditions upon which the Board of Directors may grant certain types of equity compensation to Company employees; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not currently aware of any other matters that will come before the Annual Meeting.

     The shareholder's form of proxy, when duly executed and received by the Company, will be voted by the proxies at the Annual Meeting as directed. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted in favor of (1) the election of Dr. Roger D. Blackwell, R. H. Dillon, David P. Lauer, Dr. James G. Mathias, David R. Meuse, William G. Perkins and Diane D. Reynolds as directors of the Company and (2) the approval of the terms and conditions of the grants of equity compensation to Company employees. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting.

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

Questions and Answers About Voting and Voting Procedures.....................1-2

Cautionary Statement Regarding Forward-Looking Statements......................2

The Annual Meeting...........................................................2-3

Revocability of Proxy..........................................................3

Voting Securities and Principal Holders........................................3

Quorum.......................................................................3-4

Security Ownership of Certain Beneficial Owners and Management...............4-5

Directors and Executive Officers.............................................5-7
        Nominees and Other Executive Officer.................................5-7
        Certain Relationships and Related Transactions.........................7

Committees and Annual Meetings...............................................7-8

Report of the Audit Committee..................................................8

Executive Compensation......................................................9-10
        Summary Compensation Table.............................................9
        2003 Aggregated Option Execises and Option Values......................9
        Securities Authorized for Issuance Under Equity Compensation Plans....10
        Incentive Compensation Plan...........................................10
        Stock Option Plan.....................................................10
        Director Compensation.................................................10

Proposal 1 Election of Directors..............................................11

Proposal 2 Approval of Terms and Conditions of Certain Equity
           Compensation Grants.............................................11-14

Compliance with Section 16(a) of the Exchange Act.............................14

Expense and Manner of Solicitation............................................14

Form 10-KSB...................................................................14

Independent Auditors..........................................................14

Shareholder Proposals for 2005 Annual Meeting.................................15

Communications Between Shareholders and the Board of Directors................15

Code of Business Conduct and Ethics...........................................15

Other Business................................................................15

            QUESTIONS AND ANSWERS ABOUT VOTING AND VOTING PROCEDURES
            --------------------------------------------------------

Q:   WHEN AND WHERE WILL THE ANNUAL MEETING TAKE PLACE?

A: The Annual Meeting will be held at the Company's office located at 375 North Front Street, Suite 300 Columbus Ohio 43215, on Thursday, May 13, 2004, at 3:00 p.m.

Q:   WHAT DO I NEED TO DO NOW?

A: After carefully reading this Proxy Statement, indicate on your enclosed proxy card how you want your Shares to be voted for the election of directors and approval of the terms and conditions of certain equity compensation grants. Then sign and mail the proxy promptly in the enclosed envelope, or vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend, and vote at, the Annual Meeting in person or if you revoke the proxy prior to the Annual Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Company shareholders are beneficial owners in that they hold their Shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between Shares held of record and those owned beneficially.

     Shareholder of Record. If your Shares are registered directly in your name with the Company's transfer agent, you are considered, with respect to those Shares, the shareholder of record and this Proxy Statement is being sent directly to you by the Company. As a shareholder of record, you have the right to grant your proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for your use.

     Beneficial Owner. If your Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the Shares held in street name and this Proxy Statement is being forwarded to you by your broker or other nominee, who is considered, with respect to those Shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote. Your broker or other nominee has enclosed a voting instruction card for your use. If you are a Company shareholder whose Shares are not registered in your own name, you will need additional documentation from your broker or other nominee to attend the Annual Meeting and to vote your Shares at the Annual Meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your Shares only if you provide instructions on how to vote. You should follow the directions provided to you by your broker regarding how to instruct your broker to vote your Shares.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record holder of the Shares, you can do this in three ways:

     o Send the Company a written statement that you would like to revoke your proxy; this written notice must be received by the Company prior to the date of the Annual Meeting;

     o Send the Secretary of the Company a new signed and later-dated proxy card; this new proxy card must be received by the Company prior to the date of the Annual Meeting; or

     o Attend the Annual Meeting and vote in person; however, your attendance alone will not revoke your proxy.

     For Shares held beneficially by you, but not as record holder, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to attend, please bring the enclosed proxy card or proof of identification.

Q:   HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A: If you are the record holder of the Shares and you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the director nominees and in favor of the proposed equity compensation grants.

Q:   WHO CAN ANSWER MY QUESTIONS ABOUT HOW I CAN SUBMIT MY PROXY?

A: If you have more questions about how to submit your proxy, please call James F. Laird, the Company's Secretary, at (614) 255-3353.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
            ---------------------------------------------------------

     The following statements are or may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995:

     o Any statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "estimates," "projects" or similar expressions; and

     o Other statements contained in this Proxy Statement regarding matters that are not historical facts.

     Because these forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the statements. Shareholders are cautioned not to place undue reliance on these statements, which speak only as of the date of this Proxy Statement.

     Among the factors that could cause actual results to differ materially are changes in laws, general economic conditions, fluctuation in interest rates, increases in costs, level of competition, market acceptance of new and existing products, capital expenditure amounts and other risks detailed from time to time in the reports filed by the Company with the Commission.

     The cautionary statements contained or referred to in this Proxy Statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on its behalf. Except for its ongoing obligations to disclose material information as required by the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

                               THE ANNUAL MEETING
                               ------------------

     The Annual Meeting will be held at the Company's office located at 375 North Front Street, Suite 300, Columbus, Ohio 43215, on Thursday, May 13, 2004, at 3:00 p.m. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

     The purposes of this Annual Meeting are (1) to elect seven directors to serve on the Board of Directors for a one-year term; (2) to consider and approve the terms and conditions upon which the Board of Directors may grant certain types of equity compensation to Company employees; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not currently aware of any other matters, which will come before the Annual Meeting.

     Your proxy, when duly executed and received by the Company will be voted by the proxies at the Annual Meeting as you direct. A proxy returned without direction about business to be transacted at the Annual Meeting will be voted in favor of (1) the election of Dr. Roger D. Blackwell, R. H. Dillon, David P. Lauer, Dr. James G. Mathias, David R. Meuse, William G. Perkins and Diane D. Reynolds as directors of the Company and (2) the approval of the terms and conditions of grants of equity compensation to Company employees. The proxies will use their best judgment regarding other matters that properly come before the Annual Meeting.

                              REVOCABILITY OF PROXY
                              ---------------------

     The execution and delivery of the enclosed form of proxy by a shareholder will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company at 375 North Front Street, Suite 300 Columbus, Ohio 43215 or by giving notice of revocation at the Annual Meeting. When a shareholder votes at the Annual Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS
                     ---------------------------------------

    As of the Record Date, there were 1,526,903 Shares that were outstanding and entitled to vote at the Annual Meeting. Each Share may cast one vote on each separate matter of business properly brought before the Annual Meeting. There are no cumulative voting rights.

     Under the rules of the Commission, boxes and a designated space are provided on the form of proxy for shareholders to mark if they wish to withhold authority to vote for one or more nominees for election as a director of the Company and/or if they wish to abstain from voting on the proposal regarding the equity compensation grants. Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors. Abstentions are counted as present for quorum purposes.

     Broker-dealers who hold their customers' Shares in street name may, under the applicable rules of the self-regulatory organization of which the broker-dealers are members, sign and submit proxies for such Shares and may vote Shares on routine matters, which, under such rules, typically include the election of directors. However, broker-dealers may not vote Shares on other matters, such as the approval of the equity compensation grants, which would be considered non-routine, without specific instructions from the customer who owns the Shares. Therefore, the Board of Directors encourages shareholders to instruct their broker-dealer as to how to vote their shares. Proxies signed and submitted by broker-dealers, which have not been voted on certain matters as described in the previous sentence, are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

                                     QUORUM
                                     ------

     The Company can conduct business at the Annual Meeting only if holders of a majority of the outstanding Shares entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the holders of the Shares represented in person or by proxy may adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until holders of the amount of Shares requisite to constitute a quorum shall attend. At any such adjourned Annual Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

     The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The Company's Common Stock is the only class of voting securities. The following table sets forth, as of December 31, 2003, certain information concerning share ownership of (a) all persons known by the Company to own beneficially five percent or more of the outstanding Shares, (b) each director, nominee and named executive officer of the Company, and (c) all executive officers and directors of the Company, as a group, and the percentage of voting power (assuming exercise of all options which are currently exercisable). Unless otherwise indicated, the named persons exercise sole voting and investment power over the Shares, which are shown as beneficially owned by them.

---------------------------------------------------------------------------------------------------
                                               AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
---------------------------------------------------------------------------------------------------
                                                    COMMON SHARES WHICH
                                                    CAN BE ACQUIRED UPON
                                        COMMON      EXERCISE OF OPTIONS
                                        SHARES          OR WARRANTS                      PERCENT
  NAME AND ADDRESS OF BENEFICIAL      PRESENTLY         EXERCISABLE                         OF
               OWNER                   HELD (1)        WITHIN 60 DAYS         TOTAL      CLASS(3)
---------------------------------------------------------------------------------------------------
R. H. Dillon (4)                        13,812(2)          160,000           173,812       9.3%
 308 Jackson Street
 Columbus, Ohio  43206
---------------------------------------------------------------------------------------------------
James F. Laird (4)                       6,462(2)           30,000            36,462       1.9%
 5277 Brynwood Drive
 Columbus, Ohio 43220
---------------------------------------------------------------------------------------------------
Dr. Roger D. Blackwell                  30,640               2,000            32,640       1.7%
 3380 Tremont Road
 Columbus, Ohio  43221
---------------------------------------------------------------------------------------------------
David P. Lauer                           3,000                   0             3,000        (5)
 5386 Dunniker Park Drive
 Dublin, OH 43017
---------------------------------------------------------------------------------------------------
Dr. James G. Mathias                    28,945              13,000            41,945       2.2%
 7707 Winding Way South
 Tipp City, Ohio  45371
---------------------------------------------------------------------------------------------------
David R. Meuse (6)                     120,000                   0           120,000       6.4%
 191 W. Nationwide Blvd., Suite 600
 Columbus, Ohio 43215
---------------------------------------------------------------------------------------------------
William G. Perkins                           0                   0                 0         --
 4 Millington Court
 Columbus, Georgia  31904
---------------------------------------------------------------------------------------------------
Diane D. Reynolds                        3,000                   0             3,000        (5)
 372 W. Seventh Avenue
 Columbus, Ohio  43201
---------------------------------------------------------------------------------------------------
All directors and executive            164,076             205,000           369,076      19.6%
officers as a group (8 persons)
---------------------------------------------------------------------------------------------------

___________

(1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table.
(2) A portion of the shares are held in the Company's 401(k) Plan, in which the Trustees of the 401(k) Plan possess the voting power and restrictions exist with respect to the power to dispose of these shares.
(3) The percent of class is based upon (a) the number of Shares owned by the named person plus the number of Shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options or warrants exercisable within 60 days after December 31, 2003, divided by (b) the total number of Shares which are issued and outstanding as of December 31, 2003 plus the total number of Shares which are subject to options or warrants exercisable within 60 days after December 31, 2003.
(4)  Individual named in the Summary Compensation Table.
(5) Represents ownership of less than 1% of the outstanding common shares of the Company.
(6) Mr. Meuse owns approximately 65% of Sarsen Investments Inc., LLC which owns 120,000 shares of the Company's common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

     The following table contains the name, position and age of each director and executive officer of the Company as of March 22, 2004. Each member of the Board of Directors is subject to election at each annual meeting of shareholders. Directors are elected to serve until the next annual meeting of the shareholders, until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death.

     The respective background of each director and executive officer is described immediately following the below table. Each of the executive officers devotes his or her full-time and efforts to the affairs of the Company.

     ---------------------------------------------------------------------------
     NAME                                     POSITION                    AGE
     ---------------------------------------------------------------------------
     R. H. Dillon                      President and Director              47
     ---------------------------------------------------------------------------
     James F. Laird, Jr.         Chief Financial Officer, Secretary        47
                                           and Treasurer
     ---------------------------------------------------------------------------
     Dr. Roger D. Blackwell                   Director                     63
     ---------------------------------------------------------------------------
     David P. Lauer                           Director                     61
     ---------------------------------------------------------------------------
     Dr. James G. Mathias                     Director                     51
     ---------------------------------------------------------------------------
     David R. Meuse                           Director                     58
     ---------------------------------------------------------------------------
     William G. Perkins                       Director                     49
     ---------------------------------------------------------------------------
     Diane D. Reynolds                        Director                     44
     ---------------------------------------------------------------------------

NOMINEES

     DR. ROGER D. BLACKWELL became director of the Company in February 1999. Dr. Blackwell is a Professor of Marketing and Logistics at the Max M. Fisher College of Business at The Ohio State University and is also President and CEO of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio. Dr. Blackwell co-authored one of the leading books on consumers, entitled Consumer Behavior. It is used by business schools throughout North America, Europe, Asia and Africa. He has also written twenty-three other books on marketing strategy, research, and global marketing. His most recent publications are From Mind to Market, published by HarperBusiness and Customers Rule!, which was released by Crown/Random House in 2001. Dr. Blackwell received his B.S. and M.S. degrees from The University of Missouri and his Ph.D. from Northwestern University. He resides in Columbus, Ohio, and serves on the boards of Applied Industrial Technologies (formerly Bearings, Inc.), Flex-Funds, Max & Erma's Restaurants and Anthony and Sylvan Pools.

     R. H. DILLON was appointed President of the Company in May 2000. He also serves as the Chief Investment Officer of Diamond Hill Capital Management, Inc. From 1997 through 2000, Mr. Dillon was a Vice President of Loomis, Sayles & Company. From 1993 through 1997, Mr. Dillon was President and Chief Investment Officer for Dillon Capital Management, an investment advisory firm acquired by Loomis, Sayles in 1997. Mr. Dillon received his B.S and M.A. degrees in Business Administration with a major in Finance from The Ohio State University and his M.B.A. degree from the University of Dayton. He received a C.F.A. designation from the Institute of Chartered Financial Analysts in 1982.

     DAVID P. LAUER, CPA became a director in May 2002. From June of 1997 through March of 2001, Mr. Lauer served as President and Chief Operating Officer of Bank One - Columbus. Prior to June 1997, he was a partner with Deloitte & Touche for nineteen years; he retired from Deloitte & Touche in 1997. He serves on the board of Airnet

Systems, Huntington Bancshares, Metatec International, R. G. Barry, Wendy's International and W. W Williams Company.

     DR. JAMES G. MATHIAS became a Director of the Company in 1993. Since 1988, Dr. Mathias has been a veterinarian practicing in Tipp City, Ohio, where he owns the Tipp City Veterinary Hospital and Wellness Center. Dr. Mathias attended the University of Texas and completed his education at The Ohio State University, graduating from the College of Veterinary Medicine in 1978. He was a member of the Honor Society of Phi Zeta, a Veterinary Honor Society. Dr. Mathias is founder and President of the Dayton North Women's Center and is a speaker on Ratite Medicine. He is also on the Veterinary Advisory Board of the Iams Company in Dayton, Ohio.

     DAVID R. MEUSE became a director of the Company in August 2000. Since 1999, Mr. Meuse has been a Principal for Stonehenge Holdings, Inc. ("Stonehenge") of Columbus, Ohio, where he is responsible for managing its affairs. From 1990 to 1999, Mr. Meuse was the Chairman and Chief Executive Officer of Banc One Capital Holdings Corporation ("BCHC"), the holding company for the investment banking, merchant banking, securities brokerage, investment advisory and insurance activities of Bank One Corporation. He came to BCHC in 1990 when Bank One Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks, a regional investment banking firm, which Mr. Meuse founded in 1981. He is an active investor in venture capital and mezzanine finance opportunities, both personally and through Banc One Capital Partners Corporation. Mr. Meuse received his B.A. in Political Science from John Carroll University and subsequently took courses at Cleveland-Marshall College of Law at Cleveland State University, and the University of Pennsylvania, Wharton School of Finance, Securities Industry. Mr. Meuse serves on the board of directors of the following: Alliance One Incorporated, Banc One Investment Advisors, Central Benefits Mutual Insurance Company, ORIX Capital Markets, LLC, RP&C International, Columbus Association for the Performing Arts, The Columbus Foundation Governing Committee, The Columbus Partnership, Prospect Bank, and Stonehenge Financial Holdings, Inc.

     WILLIAM G. PERKINS became director of the Company in May 2002. Mr. Perkins currently serves as President and Chief Operating Officer of Synovus Financial Management Services and Chief Executive Officer of Synovus Securities, Inc. in Columbus, Georgia. In his current role, Mr. Perkins is responsible for the brokerage, trust, insurance and private banking businesses of Synovus Financial Corp., a $19 billion financial services company headquartered in Columbus. Synovus is the parent company for 39 community banks located in Georgia, Alabama, Florida, South Carolina and Tennessee as well as Synovus Trust Company with over $8 billion in client assets, Synovus Securities, Inc., a full-service brokerage firm with 55 investment consultants in 23 offices overseeing over $2 billion in client assets and Synovus Insurance Services which provides a comprehensive array of insurance products to clients of all 39 Synovus affiliate banks. Additionally, Synovus owns 80.8% of TSYS, Total System Services, Inc., one of the world's largest processors of credit, debit, affinity and stored value cards. Synovus has consistently been recognized as one of the highest performing financial services firms in the industry and has also been consistently rated as one of the best companies to work for in America by Fortune Magazine.

     Prior to joining Synovus in June 1998, Mr. Perkins was with First Commerce Corporation in Louisiana from 1987 to 1998. He served in a series of leadership roles in trust, private banking and brokerage. His last assignment was a President and CEO of Marquis Investments, LLC, First Commerce's investment brokerage subsidiary. He began his financial services career in 1981 as a retail broker in the Baton Rouge office of A.G. Edwards. Mr. Perkins is a 1976 graduate of Texas Christian University and completed the Trust and Private Banking Executive Management Program at the Wharton School of Business, University of Pennsylvania in 1993. Mr. Perkins serves on the board of directors of Synovus Securities, Inc., Synovus Trust Company, NA, Synovus Investment Advisors and GLOBALT Inc.

     DIANE D. REYNOLDS became a Director of the Company in April 2001. Ms. Reynolds is a partner with the law firm of Benesch, Friedlander, Coplan & Aronoff LLP and focuses her practice on mergers and acquisitions, divestitures, business law, commercial law, corporate law, antitrust law, real estate, finance and contracts. Ms. Reynolds has extensive experience in financing matters and in the purchase and licensing of information technology hardware and software. Prior to joining her law firm, Ms. Reynolds was engaged in a diverse corporate practice with two Fortune 500 multinational corporations. She received a B.A. in 1982 from The Ohio State University, a J.D. in 1985 from Capital University and an M.B.A. in 1999 from the University of Chicago.

     There are no family relationships among the directors or executive officers of the Company.

OTHER EXECUTIVE OFFICER

     JAMES F. LAIRD, JR. was appointed as Chief Financial Officer and Treasurer of the Company on December 31, 2001 and has served as President of Diamond Hill Securities, Inc. since July 16, 2001. On January 1, 2003, Mr. Laird was appointed as Secretary. In his capacity with the Company, Mr. Laird oversees all financial and corporate aspects of the Company. As President of Diamond Hill Securities, Inc., Mr. Laird's responsibilities are to oversee broker-dealer operations and to increase distribution of the Diamond Hill Family of Funds through various broker-dealer channels. Prior to joining the Company, Mr. Laird was Senior Vice President of Villanova Capital, a subsidiary of Nationwide, from 1999-2001. He was Vice President and General Manager from 1995-1999, and Treasurer form 1987-1994, of Nationwide Advisory Services, Inc. Mr. Laird was also Vice President of Cranston Securities from 1986-1987 and worked for KPMG Peat Marwick from 1980-1986. Mr. Laird received his B.S.B.A. in accounting from The Ohio State University. He is also a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. In addition, he holds several NASD licenses including Series 7, 24, 26, 27, and 63.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     William G. Perkins has been a director of the Company since 2002 and serves as CEO of Synovus Securities, Inc. in Columbus, Georgia. As of December 31, 2003, the Company manages $77 million in separately managed account and mutual fund assets for clients of Synovus Securities, Inc., representing approximately 30% of the Company's assets under management. Mr. Perkins receives no compensation or remuneration from the Company in connection with this relationship. Synovus Securities, Inc. receives compensation for distribution of the Diamond Hill Funds, such compensation is comparable to that paid to other third party broker dealers providing similar services.

                         COMMITTEES AND ANNUAL MEETINGS
                         ------------------------------

     The Board of Directors held a total of five meetings during the year ended December 31, 2003. The Board of Directors has two standing committees: the Executive Committee and the Audit Committee. Each Director attended at least 75% of the aggregate of (a) the total number of Board of Directors' meetings held during the period for which he or she has been a Director during the last fiscal year, and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served during the last fiscal year. The Company does not have a formal policy regarding board members' attendance at annual meetings, although all directors are encouraged to attend the annual meeting. Last year, all directors attended the annual meeting.

     EXECUTIVE COMMITTEE

     The Executive Committee is authorized, when it is impractical or not in the best interest of the Company to wait until a Board of Directors meeting for approval, to take any and all action or incur any obligations which could be taken or incurred by the full Board of Directors. The members of the Executive Committee as of December 31, 2003, were David R. Meuse (Chairman), Dr. Roger D. Blackwell and Dr. James G. Mathias. The Executive Committee did not hold any meetings during the year ended December 31, 2003.

     DIRECTOR NOMINATION PROCESS

     Given the relatively small size of the Company and its Board of Directors, the Company does not believe that a standing nominating committee is necessary. All of the Company's directors participate in the consideration of director nominees. Although the Company does not have a formal charter governing the nomination of directors, it does have an explicit list of criteria that the Board uses to assess potential directors. It is the Company's expectation that candidates for the Board of Directors will at the least possess significant skill and experience in financial services, accounting, marketing, operations, legal matters and in other areas that are important to the success of the Company.

     Director nominees are recommended for the Board's selection by any of the members of the Board of Directors, a majority of whom are independent. The Company will consider director candidates recommended by shareholders, and the Company does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based upon the source of the director nomination.

     AUDIT COMMITTEE

     The Audit Committee reviews and approves the scope and results of any outside audit of the Company and the fees therefore and makes recommendations to the Board of Directors or management concerning auditing and accounting matters and the selection of independent auditors. The Audit Committee also conducts appropriate reviews of all related party transactions for potential conflicts of interest situations on an ongoing basis, and all such transactions are approved by the Audit Committee. The Audit Committee's responsibilities are outlined further in its written charter, a copy of which is attached to this Proxy Statement as Exhibit A. Each member of the Audit Committee qualifies as independent under the rules and standards of independence of the Securities and Exchange Commission (the "SEC") and The NASDAQ Stock Market, Inc. ("Nasdaq"). The Board has determined that the Chairman of the Audit Committee, David P. Lauer, qualifies as a "financial expert" as defined by applicable rules of the SEC and as "financially sophisticated" as defined by applicable Nasdaq rules. The Audit Committee met four times during the year ended December 31, 2003 and its report relating to the Company's 2003 fiscal year appears below.

                          REPORT OF THE AUDIT COMMITTEE
                          -----------------------------
                               (December 31, 2003)

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

     The Audit Committee in 2003 was comprised of three independent directors operating under a written charter adopted by the Board of Directors. Annually, the Audit Committee recommends to the Board of Directors the selection of the Company's independent auditors. BKR Longanbach, Giusti, LLC served as the Company's independent auditors during the year ended December 31, 2003.

     Management is responsible for designing and maintaining the Company's systems of internal controls and financial reporting processes. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing their report thereon. The Audit Committee's responsibility is to provide independent, objective oversight of these processes.

     Pursuant to this responsibility, the Audit Committee met with management and the independent auditors throughout the year. The Audit Committee reviewed the audit plan and scope with the independent auditors, and discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also met with the independent auditors, without management present, to discuss the results of their audit work, their evaluation of the Company's system of internal controls and the quality of the Company's financial reporting.

     In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in written disclosures and letters from the independent auditors required by the Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees).

     Management has represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2003, were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. Based on the Audit Committee's discussions with management and the independent auditors and review of the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Form 10-KSB for the year ended December 31, 2003, filed with the Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY:

                                        DAVID P. LAUER, CHAIRMAN
                                        DIANE D. REYNOLDS
                                        WILLIAM G. PERKINS

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following table sets forth the compensation paid or payable by the Company during the calendar years ended December 31, 2003, 2002 and 2001, to the President of the Company and to the Treasurer/Chief Financial Officer of the Company.

SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------
                                                                     LONG-TERM
                                        ANNUAL COMPENSATION     COMPENSATION AWARDS
-----------------------------------------------------------------------------------------------
                                                                     SECURITIES
   NAME AND PRINCIPAL                                                UNDERLYING          ALL
        POSITION            YEAR      SALARY ($)    BONUS ($)        OPTIONS (#)      OTHER ($)
-----------------------------------------------------------------------------------------------
R. H. Dillon                2003       150,000            0              --              --
President and Chief         2002       150,000            0              --              --
Executive Officer           2001       150,000            0              --              --
-----------------------------------------------------------------------------------------------

James F. Laird (1)          2003       147,750            0              --              --
Treasurer and Chief         2002       139,125            0              --              --
Financial Officer           2001        33,750            0            60,000            --
-----------------------------------------------------------------------------------------------

_____________
(1) Mr. Laird became Treasurer and CFO of the Company in December 2001, President of DHS in July 2001 and was appointed Secretary of the Company in January 2003.

2003 AGGREGATED OPTION EXERCISES AND OPTION VALUES

     The following table sets forth information concerning the exercise of stock options by each of the Company's named executive officers during fiscal 2003 and the fiscal year end value of unexercised options.

----------------------------------------------------------------------------------------------------------
                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT FISCAL
                                          OPTIONS AT FISCAL YEAR END (#)         YEAR END ($) (1)
----------------------------------------------------------------------------------------------------------
                     SHARES
                    ACQUIRED
                       ON        VALUE
                    EXERCISE   REALIZED
       NAME           (#)         ($)     EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
R. H. Dillon            0         --        160,000          40,000            --               --
----------------------------------------------------------------------------------------------------------
James F. Laird          0         --         30,000          30,000          50,700           50,700
----------------------------------------------------------------------------------------------------------

______________

(1) Value is based on the December 31, 2003, closing price of $6.94 per Share on the NASDAQ Small Cap Market.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2003 with respect to shares of the Company's common stock that may be issued under our existing equity compensation plans, including the 1993 Non-Qualified and Incentive Stock Option Plan.

-----------------------------------------------------------------------------------------------------
                           (A)                    (B)                  (C)
-----------------------------------------------------------------------------------------------------
PLAN CATEGORY              NUMBER OF SECURITIES   WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                           TO BE ISSUED UPON      EXERCISE PRICE OF    REMAINING AVAILABLE FOR
                           EXERCISE OF            OUTSTANDING          FUTURE ISSUANCE UNDER EQUITY
                           OUTSTANDING OPTIONS,   OPTIONS, WARRANTS    COMPENSATION PLANS (EXCLUDING
                           WARRANTS AND RIGHTS    AND RIGHTS           SECURITIES REFLECTED IN
                                                                       COLUMN (A))
-----------------------------------------------------------------------------------------------------
EQUITY COMPENSATION               340,602                $14.00                  --(3)
PLANS APPROVED BY
SECURITY HOLDERS (1)
-----------------------------------------------------------------------------------------------------
EQUITY COMPENSATION
PLANS NOT APPROVED BY
SECURITY HOLDERS (2)              200,000                  8.00                  --
-----------------------------------------------------------------------------------------------------
TOTAL                             540,602                $14.47                  --
-----------------------------------------------------------------------------------------------------

___________
(1)  Consists of the 1993 Non-Qualified and Incentive Stock Option Plan.
(2) Consists of a Warrant to purchase shares of current stock of the Company issued to Roderick H. Dillon, Jr. on May 11, 2000. The Warrant originally granted Mr. Dillon the right to purchase 1,000,000 shares of common stock at a purchase price of $1.60 per share, which terms were automatically adjusted as a result of the 1 for 5 reverse stock split in September 2001, resulting in Mr. Dillon having the right to purchase 200,000 shares of common stock at $8.00 per share.
(3)  The 1993 Stock Option Plan expired by its terms in November 2003.

INCENTIVE COMPENSATION PLAN

     All full-time executive employees of the Company are eligible to participate in the Company's Incentive Compensation Plan (the "IC Plan"). The IC Plan provides that a bonus fund will be established in an amount equal to 20% of the pre-tax realized profits of the Company in excess of a 15% pre-tax return on equity. The amount of the bonus fund is calculated each fiscal quarter on a cumulative basis. The allocation of the bonus fund is to be made by the President of the Company. The Company did not incur any expense under the IC Plan for the year ended December 31, 2003.

STOCK OPTION PLAN

     The Company's 1993 Non-Qualified and Incentive Stock Option Plan expired by its terms in November 2003. The Company has no current plans to propose a replacement or new option plan to the shareholders for approval.

DIRECTOR COMPENSATION

     Each director who is not an employee of the Company is entitled to receive a fee of $500 plus travel expenses for each directors' meeting attended.

                       PROPOSAL 1 - ELECTION OF DIRECTORS
                       ----------------------------------

     The Board of Directors of the Company has nominated R. H. Dillon, Dr. Roger
D. Blackwell, David P. Lauer, Dr. James G. Mathias, David R. Meuse, William G. Perkins and Diane D. Reynolds for election to the Board of Directors of the Company to hold office for one-year terms in 2004 expiring at the annual meeting of shareholders. Each such nominee is a member of the existing Board of Directors.

     The Company's board of directors formed a special Corporate Governance Committee on August 30, 2001 to examine certain corporate governance issues and to report to the full board on November 1, 2001. The Corporate Governance Committee, among other things, recommended that the Company's board be reduced to as few as six directors and that all but one director should be independent, as defined by the Nasdaq rules. Based upon that recommendation, the board, at its February 13, 2003 meeting, nominated seven existing board members, all but one being independent, for election by shareholders at the 2003 Annual Shareholder Meeting. The nominations were based upon consideration of factors that the committee had suggested should be important, including independence, competence in general business matters, experience and competence in financial, operational and marketing matters, and willingness to assist the Company in business development efforts.

     A proposal to elect R. H. Dillon, Dr. Roger D. Blackwell, David P. Lauer, Dr. James G. Mathias, David R. Meuse, William G. Perkins and Diane D. Reynolds will be presented to the shareholders at the Annual Meeting. The seven nominees receiving the highest number of votes will be elected.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF R. H. DILLON, DR. ROGER D. BLACKWELL, DAVID P. LAUER, DR. JAMES G. MATHIAS, DAVID R. MEUSE, WILLIAM G. PERKINS AND DIANE D. REYNOLDS.

         PROPOSAL 2 - APPROVAL OF TERMS AND CONDITIONS OF CERTAIN EQUITY
         ---------------------------------------------------------------
                               COMPENSATION GRANTS
                               -------------------

     Certain of the Company's directors, officers and employees have from time to time received grants of options to acquire shares of the Company's Common Stock pursuant to the Company's 1993 Non-Qualified and Incentive Stock Option Plan (the "Plan"). The Plan by its terms expired in November 2003, which results in the Company being currently unable, pursuant to applicable rules of the Nasdaq (subject to certain limited exceptions), to issue any form of equity compensation to the Company's current directors, officers, employees or consultants without first obtaining the approval of the Company's shareholders.

     Through a written action taken on March 15, 2004 and upon the recommendation of management, the Board unanimously approved, subject to shareholder approval, a limited grant of restricted stock and restricted stock units to three key Company employees: Chris Bingaman, Tom Schindler and Bill Zox. Specifically, the Board approved, subject to shareholder approval, a grant of an aggregate of 75,000 shares of restricted stock and restricted stock units to those key employees, each of them to receive a combination of 25,000 shares of restricted stock and restricted stock units. The award of such shares and units will be made pursuant to the terms contained in the form of the Diamond Hill Investment Group, Inc. Agreement For Restricted Stock and Restricted Stock Units attached to this Proxy Statement as Exhibit B.

     Chris, Tom and Bill are each employed by the Company as investment analysts. In the opinion of both management and the Board, each of Chris, Bill and Tom has been, and will continue to be, an important part of the Company's continued improvement and progress towards achieving its long-term performance goals. In the opinion of management and the Board, retaining Chris, Tom and Bill on a long-term basis is vital and in the best interests of the Company and its shareholders. Management and the Board believe that granting the shares of restricted stock and restricted stock units, as described in greater detail below, will motivate each of them to remain employed by the Company for at least the next five years. Therefore, management and the Board recommend that the shareholders approve these awards.

Description of Awards

     Pursuant to the Award Agreement, each recipient will receive a total of 25,000 shares of restricted stock and restricted stock units. None of the recipients will pay any cash or other consideration in exchange for such shares and units; instead, each recipient must remain employed by the Company up and through the fifth anniversary of the initial award (subject to limited accelerated vesting events as described below). Absent an acceleration of the vesting schedule, a recipient will forfeit all of the shares and units if he ceases to be employed by the Company prior to the fifth anniversary of the initial award.

     At the time of the initial award, each recipient will receive 5,000 shares of restricted stock that will one-time vest on the date that is five years from the date of the award. Each recipient will also receive a grant of 20,000 restricted stock units, which will vest 20% per year over the next five years. This will result in each recipient receiving 5,000 shares of restricted stock upon each anniversary of the initial award date. Those shares of restricted stock will be subject to a vesting schedule that will result in each grant of 5,000 shares of restricted stock vesting at one time on the fifth anniversary of the award date. The following table explains this structure further:

     Year   Award                                  Vesting Schedule
     ----   -----                                  ----------------

     2004   5,000 shares of restricted stock       One-time vest in 5 years
            20,000 restricted stock units          25% per year over 4 years

     2005   5,000 shares of restricted stock       One-time vest in 4 years

     2006   5,000 shares of restricted stock       One-time vest in 3 years

     2007   5,000 shares of restricted stock       One-time vest in 2 years

     2008   5,000 shares of restricted stock       One-time vest in 1 year

     2009   None; 25,000 shares of restricted stock fully vested

     As described in the above table, on the fifth anniversary of the initial award date, each of the recipients will be fully vested in 25,000 shares of the Company's common stock. Although the shares will at that point be fully vested, such shares will not be registered under the Securities Exchange Act and will therefore be considered "restricted securities" pursuant to SEC Rule 144.

Value of Awards

     Because of the structure of the awards to Chris, Tom and Bill the current value of the awards is not determinable; as the Company is unable to project the value of shares of restricted stock to be awarded, and that vest, at some future date. As of December 31, 2003, the closing price of the Company's common stock was $6.94 per share. Based upon an assumption that the shares of restricted stock awarded to the recipients (i) were awarded all at one time instead of over a five-year period, (ii) were fully vested at the time of the award, (iii) not "restricted securities" pursuant to SEC Rule 144 and therefore able to be disposed of in open market transactions and (iv) the volume for the Company's common stock were sufficiently high to permit a liquidation of the awarded stock, and using the closing price as of December 31, 2003, the value of the award to each recipient would be $173,500.

Other Material Terms of Award

Dividend and Voting Rights
--------------------------

     Although the shares of restricted stock, when granted, will remain subject to the vesting schedule described above, the recipients will be entitled upon receipt of the awards to full voting and dividend rights (to the extent that the Company were to declare a dividend). Other than dividend and voting rights, until such shares are fully vested the recipients will have no other rights as shareholders pursuant to the Company's Articles of Incorporation or Code of Regulations or by applicable law.

Acceleration of Vesting
-----------------------

     Upon the occurrence of certain events or conditions described below, the vesting schedule described above may be accelerated, such that all shares of restricted stock then held by a recipient will immediately vest in full, and any restricted stock units then held by the recipient will immediately vest, as will the shares of restricted stock issued upon the vesting of the restricted stock units. In other words, upon an acceleration of the vesting schedule, a recipient shall immediately be fully vested in 25,000 shares of restricted stock.

     Acceleration of vesting will, or in the case of number five below, may, occur upon the following, each as defined in the Award Agreement:

     1.   A "Change of Control" of the Company;
     2. The termination of the employment of the employee by the Company without "Cause";
     3. The termination of the employment of the employee by the employee for "Good Reason";
     4. The death or disability of the employee as defined in the Internal Revenue Code; or
     5. At such time and upon such terms as the Board in its discretion determines.

Forfeiture Upon Termination of Employment
-----------------------------------------

     Unless the vesting schedule is accelerated as described above, in the event that Chris, Tom or Bill terminates his employment with the Company without Good Reason, or if such employment is terminated by the Company with Cause, prior to the fifth anniversary of the initial award, all of the shares of Restricted Stock then held by him shall be deemed repurchased by the Company for the purchase price paid by him (which is $0), and each unvested Restricted Stock Unit then held by him will be cancelled.

Adjustments to Number of Shares and Units
-----------------------------------------

     The number of shares of restricted stock and restricted stock units granted to each recipient will be appropriately adjusted to reflect any stock split, stock dividend or other change in the Company's capital stock which may be made after the date of the initial award.

Amendments to Award
-------------------

     Under current applicable rules of the Nasdaq (or such other system or exchange upon which the Company's shares are then traded), the award agreements cannot be materially amended without shareholder approval. Other than (i) amendments that the Company reasonably believes are not material and (ii) the acceleration and adjustment provisions described above, the award agreements are by their terms not able to be materially amended without shareholder approval, if such approval would then be required by applicable law, rules or regulations.

Federal Income Tax Consequences of Award

     The following is a brief summary of the general federal income tax consequences of the awards described above based on federal income tax laws in effect as of April 12, 2004. This summary is not intended to be exhaustive and does not describe any foreign, local or state tax consequences.

     RESTRICTED STOCK. Unless a recipient makes an election under Section 83(b) of the Internal Revenue Code, restricted stock awards are not included in his income until the award vests. At vesting, the recipient is taxed, at ordinary income rates, on the fair market value of the stock on the vesting date. Any subsequent appreciation in the stock price would be taxed at capital gains rates, assuming the stock has been held for a period of more than one year from the date of vesting.

     Within thirty days of receipt of a restricted stock award, a recipient may elect, under Section 83(b), to include in ordinary income on the date of receipt of the restricted stock the fair market value of the stock (without taking into account any restrictions other than those which by their terms never lapse). Any subsequent appreciation would then be eligible for capital gain treatment, assuming the stock has been held for a period of more than one year from the date of the grant.

     In general, the Company is entitled to a deduction equal to the amount included in the recipient's ordinary income in the year in which such amount is reported for tax purposes by the recipient, provided the Company satisfies applicable withholding and reporting requirements.

     RESTRICTED STOCK UNITS. As restricted stock units are unfunded and unsecured promises to issue restricted stock at a future date, a grant of restricted stock units is not a taxable event to the recipient. Once a restricted stock unit award vests and the recipient receives restricted stock, the federal income tax consequences described above will apply to the award of restricted stock.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL TWO.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
                -------------------------------------------------

     Section 16(a) of the Exchange Act requires executive officers and directors of the Company, and persons who beneficially own more than ten percent (10%) of the Shares, to file initial reports of ownership and reports of changes in ownership with the Commission. Executive officers, directors and persons who beneficially own more than ten percent (10%) of the Shares are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 furnished to the Company, management of the Company believes that there were no reports filed late during the year ended December 31, 2003.

                       EXPENSE AND MANNER OF SOLICITATION
                       ----------------------------------

     The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the Notice, form of proxy, Proxy Statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by officers or directors of the Company (none of whom have been employed to specifically solicit shareholders).

                                   FORM 10-KSB
                                   -----------

     The Form 10-KSB for the Company for the year ended December 31, 2003, is enclosed herewith but is not a part of the proxy solicitation material.

                              INDEPENDENT AUDITORS
                              --------------------

     The Company has selected BKR Longanbach, Giusti, LLC as the Company's independent auditors for the 2004 fiscal year and to audit the financial statements of the Company for the year ended December 31, 2003. A representative of BKR Longanbach, Giusti, LLC is expected to be present to respond to appropriate questions and to make such statements as he or she may desire. For the years ended December 31, 2003 and 2002, the following fees apply:

                                              Year Ended    Year Ended
                                              12/31/2003    12/31/2002
                                              ----------    ----------

          Audit                               $   30,200    $   24,993
          Audit related                               --            --
          Tax                                      5,500         5,000
          Other                                       --            --
                                              ----------    ----------

          Total                               $   35,700    $   29,993
                                              ==========    ==========

     It is the policy of the Audit Committee to pre-approve the services of the independent accountants and present that approval to the Board of Directors. For the years ended December 31, 2003 and 2002, 100% of the independent accountants' fees were pre-approved by the Audit Committee

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
                  ---------------------------------------------

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with Commission regulations and the Company's bylaws. Should a shareholder wish to have a proposal appear in the Company's Proxy Statement for next year's annual meeting, under the regulations of the Commission, the proposal must be received by the Secretary of the Company at 375 North Front Street Columbus, Ohio 43215, on or before December 10, 2004. If a shareholder intends to present a proposal at next year's annual meeting but does not intend to seek the inclusion of such proposal in the Company's Proxy Statement, such proposal must be received by the Company prior to February 25, 2005, or the Company's management proxies will be entitled to use their discretion voting authority should such proposal be raised without any discussion of the matter in the Proxy Statement.

         COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS
         --------------------------------------------------------------

     The Company does not have a formal process for shareholders to send communications to the board of directors. Given the relatively small size of the Company and its Board of Directors, the relatively small number of record holders of the Company's shares, and the Board's consistent practice of being open to receiving direct communications from shareholders, the Company believes that it is not necessary to implement a formal process for shareholders to send communication to the Board. The Company's practice is to forward any communication addressed to the Board of Directors to the members of the Board.

                       CODE OF BUSINESS CONDUCT AND ETHICS
                       -----------------------------------

     At a regular Company board of directors meeting on February 5, 2004 the board unanimously approved a Code of Business Conduct and Ethics that applies to all directors, officers and employees. A copy of this Code is attached to this Proxy Statement as Exhibit C.

                                 OTHER BUSINESS
                                 --------------

     The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

     The prompt completion, execution, and delivery of your Proxy will be appreciated. Whether or not you expect to attend the Annual Meeting, please complete and sign the Proxy and return it in the enclosed envelope, or vote your proxy electronically via the Internet or telephonically.

                                      PROXY
                       DIAMOND HILL INVESTMENT GROUP, INC.
                        375 NORTH FRONT STREET, SUITE 300
                              COLUMBUS, OHIO 43215

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS, MAY 13, 2004

     The undersigned appoints R. H. Dillon and James F. Laird, and each of them, as proxies, with power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock, without par value, of Diamond Hill Investment Group, Inc. (the "Shares") held of record by the undersigned at the close of business on March 22, 2004 at the 2004 Annual Meeting of Shareholders of Diamond Hill Investment Group, Inc. (the "Company") to be held on May 13, 2004 or at any adjournment thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no directive is made, the Shares represented by this Proxy will be voted "FOR" the election of the named nominees for directors and for the approval of certain equity compensation grants. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such matters as the directors may recommend.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders dated April 12, 2004, the Proxy Statement furnished therewith, and the Company's Form 10-KSB for the year ended December 31, 2003. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------

                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

                       DIAMOND HILL INVESTMENT GROUP, INC.

VOTING BY TELEPHONE OR INTERNET IS QUICK, EASY AND IMMEDIATE. As a Diamond Hill Investment Group, Inc. shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on May 12, 2004.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
WWW.CONTINENTALSTOCK.COM
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1 (800) 293-8533
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY
PHONE.

TO VOTE YOUR PROXY BY MAIL
--------------------------
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.


                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------
                         PROXY          Please mark your vote like this: [X]

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.   To elect the nominees named        2.   To approve the terms and
     below as directors for a                conditions of certain equity
     one-year term. Nominees:                compensation grants.

     R. H. Dillon, Dr. Roger D. Blackwell,   |_| For    |_| Abstain
     David P. Lauer, Dr. James G. Mathias,
     David R. Meuse, William G. Perkins      |_| Against
     and Diane D. Reynolds.

     |_| For    |_| Withhold                           COMPANY ID:

     |_| For all (except Nominee(s)
         written below):                               PROXY NUMBER:

NOMINEES' NAME(S) HERE
                                                       ACCOUNT NUMBER:

SIGNATURE _______________________SIGNATURE______________________DATE __________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.